UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 5, 2021

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BOX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

In recent weeks, members of the Board of Directors (the “Board”) of Box, Inc. (“Box” or the “Company”) have had a large number of engagements with stockholders relating to, among other things, the Company’s corporate governance structure. In connection with Box’s commitment to good corporate governance practices, the Board has determined to adopt proxy access, which can be effected by unilateral Board action through an amendment to the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). On September 5, 2021, the Company amended the Amended and Restated Bylaws, effective immediately, in order to implement proxy access.

The proxy access provisions are set forth in the Amended and Restated Bylaws primarily in a new Section 2.15. The proxy access provisions permit an eligible stockholder, or a group of up to 20 eligible stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate, and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting the greater of two or 20% of the total number of directors then serving on the Board, subject to the additional terms, conditions, and requirements set forth in the Amended and Restated Bylaws.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Box, Inc., effective September 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date: September 7, 2021

	By:	/s/ David Leeb
David Leeb Chief Legal Officer and Corporate Secretary